Exhibit 99.2

LiveOne (Nasdaq: LVO) to Announce Third Quarter Fiscal 2024 Financial Results and Host Investor Webcast on February 8, 2024

- Investor Webcast on Thursday, February 8, 2024 at 10:00  a.m. ET /7:00a.m. PT -

LOS ANGELES, CA, Feb. 02, 2024 - LiveOne  (Nasdaq: LVO), an award-winning, creator-first, music, entertainment and technology platform, plans to announce its operating and financial results for its third quarter ended December 31, 2024 on Thursday, February 8, 2024.

LiveOne’s senior management will host a live conference call and audio webcast to provide a business update and discuss its operating and financial results beginning at 10:00 am ET / 7:00am PT on Thursday, February 8, 2024.

Conference Call and Webcast:

WHEN: Thursday, February 8
TIME: 10:00 AM ET / 7:00 AM PT
WEBCAST:  https://events.q4inc.com/attendee/103660746
United States (Local): +1 404 975 4839
United States (Toll-Free): +1 833 470 1428
Global Dial-In Numbers
Access Code: 331352

Replay Details:

United States (Local): 1 929 458 6194
United States (Toll-Free): 1 866 813 9403
Access Code: 968462

WEBCAST – Both the live webcast and a replay can be accessed on the Investor Relations section of LiveOne’s website at Events | LiveOne. The webcast can also be accessed at:    https://events.q4inc.com/attendee/103660746

About LiveOne, Inc.

LiveOne, Inc. is an award-winning, creator-first, music, entertainment, and technology platform delivering premium experiences and content worldwide. With subsidiaries like Slacker Radio and PodcastOne, LiveOne has garnered accolades for its innovative approach, including the Best Live Moment award by Digiday for the “Social Gloves” PPV Event.

Forward-Looking Statements

All statements other than statements of historical facts contained in this press release are “forward-looking statements,” which may often, but not always, be identified by the use of such words as “may,” “might,” “will,” “will likely result,” “would,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or the negative of such terms or other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements, including: the Company’s reliance on one key customer for a substantial percentage of its revenue; the Company’s ability to consummate any proposed financing, acquisition, spin-out, special dividend, merger, distribution or transaction, the timing of the consummation of any such proposed event, including the risks that a condition to the consummation of any such event would not be satisfied within the expected timeframe or at all, or that the consummation of any proposed financing, acquisition, spin-out, merger, special dividend, distribution or transaction will not occur or whether any such event will enhance shareholder value; the Company’s ability to continue as a going concern; the Company’s ability to attract, maintain and increase the number of its users and paid members; the Company identifying, acquiring, securing and developing content; the Company’s intent to repurchase shares of its common stock from time to time under its announced stock repurchase program and the timing, price, and quantity of repurchases, if any, under the program; the Company’s ability to maintain compliance with certain financial and other covenants; the Company successfully implementing its growth strategy, including relating to its technology platforms and applications; management’s relationships with industry stakeholders; the effects of the global Covid-19 pandemic; uncertain and unfavorable outcomes in legal proceedings; changes in economic conditions; competition; risks and uncertainties applicable to the businesses of the Company’s subsidiaries; and other risks, uncertainties and factors including, but not limited to, those described in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023, filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 29, 2023, Quarterly Report on Form 10-Q for the quarter year ended June 30, 2023, filed with the SEC on August 15, 2023, and in the Company’s other filings and submissions with the SEC. These forward-looking statements speak only as of the date hereof, and the Company disclaims any obligation to update these statements, except as may be required by law. The Company intends that all forward-looking statements be subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

For media inquiries, please contact:

LiveOne IR Contact:
Liviakis Financial Communications, Inc.
(415) 389-4670
john@liviakis.com

LiveOne Press Contact:
LiveOne
press@liveone.com

Follow LiveOne on social media: Facebook, Instagram, TikTok, YouTube, and Twitter at @liveone.